UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

UGI Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11071 (Commission File Number)	23-2668356 (IRS Employer Identification No.)

500 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2026, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders.  The shareholders (i) elected all ten nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

1.	The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of abstentions for each director nominee, and (iv) the number of broker non-votes for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mario Longhi, Chair	170,030,055	1,854,250	392,179	19,783,453
David Bingenheimer	170,564,014	1,023,068	689,402	19,783,453
M. Shawn Bort	169,013,505	2,936,516	326,463	19,783,453
Theodore A. Dosch	169,477,340	2,107,117	692,027	19,783,453
Tina V. Faraca	170,771,035	1,187,310	318,139	19,783,453
Robert Flexon	171,081,351	851,085	344,048	19,783,453
Alan N. Harris	169,707,473	1,738,869	830,142	19,783,453
Kelly A. Romano	170,139,017	1,681,407	456,060	19,783,453
Melanie Ruiz	170,264,090	1,563,952	448,442	19,783,453
Santiago Seage	170,102,047	1,440,394	734,043	19,783,453

2.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

153,828,391
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
162,770,981	8,703,819	801,684	19,783,453

3.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of KPMG LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
191,337,687	354,039	368,211	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

February 4, 2026	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary